UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:    September 13, 2004

HORACE MANN EDUCATORS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-10890 (Commission File Number)	37-0911756 (I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715-0001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 217-789-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[            ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[            ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[            ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[            ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 13, 2004, the Company’s Board of Directors elected Stephen J. Hasenmiller to hold office as Director until the next Annual Meeting of Shareholders. There is no special arrangement or understanding between Mr. Hasenmiller and any other person under which he was selected to serve as a Director. Mr. Hasenmiller was appointed to serve on the Board’s Investment & Finance Committee and Audit Committee.

Prior to his retirement in April 2001, Mr. Hasenmiller served as President—Personal Lines of the Hartford Financial Services Group, Inc., a position he held since 1994. Mr. Hasenmiller has over 30 years of experience in the insurance industry.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Bret A. Conklin
Name: Bret A. Conklin Title: Senior Vice President & Controller (Principal Accounting Officer)

Date: September 13, 2004